Exhibit 10.15

                           GLOBAL RESOURCE CORPORATION

                            SUBSCRIPTION AGREEMENT #1

         1. SUBSCRIPTION. Subject to the terms and conditions hereof, the undersigned Investor ("Investor") hereby subscribes to purchase ________________ Units ("Units") in Global Resource Corporation, a Nevada corporation (the "Company"), at a purchase price of One Dollar (US$1.00) per Unit, for a total subscription of ____________________Dollars (US$__________________). Each Unit
consists of one (1) share of the Company's Common Stock and one (1) Common Stock Purchase Warrant ("Warrant") exercisable to purchase one (1) additional share of the Company's Common Stock at a price of Two Dollars (US $2.00) per share. The Warrants shall expire, unless exercised sooner, at 5:00 p.m. (USEastern Time) on September 15, 2009. In the event that during the term of the Warrants the Closing bid price of the Common Stock of the Company, in whatever trading market it is then listed and traded, equals or exceeds Five Dollars (US$5.00) per share for five (5) consecutive trading days, Investor shall have a period of thirty
(30) days, commencing on the first day after the fifth day at which the Closing bid price equals or exceeds Five Dollars, to exercise the Warrants. To the extent that any of the Warrants remain unexercised after the thirty day period, such Warrants (but not more than 1,000,000 Warrants) shall expire.

         2. TERM OF OFFER TO WHICH INVESTOR IS SUBSCRIBING. The Company has made an offer to Investor encompassed by Three Subscription Agreements, called "Subscription Agreement #1", "Subscription Agreement #2", and "Subscription Agreement #3", of which this is Subscription Agreement #1. In the event that this Subscription Agreement #1 is not fully completed, executed, and delivered to the Company, together with payment in full for the total subscription as set forth above, on or before 5:00 p.m. US Eastern Time) March 14, 2008, the offer shall become null and void and of no further effect and any subsequently delivered Subscription Agreement shall not be binding upon the Company.

         3. REPRESENTATIONS AND WARRANTIES OF COMPANY. In consideration of the purchase of the Units, intending to be legally bound, and intending the Investor to rely thereupon, Company hereby represents, warrants, and covenants, to the Investor as follows:

that:

         (a) it will register the Warrants and the shares of Common Stock which will be acquired upon exercise of the Warrants in its forthcoming "catch-all" Registration Statement; and

         (b) if Investor shall purchase the entire 3,000,000 Units offered pursuant to this Subscription Agreement #1, the Company will negotiate, in good faith, to extend the expiration date of the offer contained in Subscription Agreement #2 and Subscription Agreement #3 .

         4. REPRESENTATIONS AND WARRANTIES OF INVESTOR. In consideration of the sale of the Units, intending to be legally bound, and intending the Company to rely thereupon, Investor hereby represents, warrants, and covenants, to the Company as follows:

         (a) Neither the Company nor any person acting on behalf of the Company has offered to sell, offered for sale or sold the Units by means of general solicitation or general advertising Investor is an existing shareholder of the Company (through Carbon Recovery Corporation).

         (b) Investor has been offered full access to all underlying documents in connection with this transaction as well as such other information as Investor has deemed necessary or appropriate for a prudent and knowledgeable investor to evaluate the purchase of the Units. Investor acknowledges that the Company has made available to Investor the opportunity to obtain additional information from, to ask questions of, and receive satisfactory answers from the Management of the Company concerning the terms and conditions of this private transaction and to verify the information given. Investor is satisfied that there is no material information concerning the condition, proposed business operations and plan of business, operations and prospects of the Company of which Investor is unaware. In making his or her investment decision, Investor has relied solely upon his or her independent investigation of the investment.

         (c) Investor is aware that an investment in the Units is a speculative investment which involves a substantial degree of risk. Investor warrants that he/she has such sufficient requisite knowledge and experience in business and financial matters that Investor is capable of evaluating the merits and risks of an investment in the Company, which is a start-up business. Investor acknowledges awareness that the Company is in a development stage and very limited operating history, and may never prove to be profitable. Investor understands that the Company is relying on Investor's representations for the purposes of confirming Investor's suitability as an investor in the Company.

         (d) Investor is aware that neither the Units nor the constituent securities, being offered have been registered under the Securities Act of 1933 (the "Act"), and that Investor must therefore bear the economic risk of the investment indefinitely because neither the Units not the constituent securities can be sold unless subsequently registered under the Act or under an available exemption from registration. Investor agrees not to sell his Units or the constituent securities without registration under the Act and applicable state securities laws unless in a transaction exempt therefrom.

         (e) The Units for which Investor hereby subscribes are being acquired for investment purposes, solely for Investor's own account and not on behalf of other persons, and not with a view to or for the resale, distribution, subdivision, or fractionalization thereof; Investor has no present plans to enter into any contract, undertaking, agreement, or arrangement for any such resale, distribution, subdivision, or fractionalization thereof. Investor agrees that he or she will not sell, assign, pledge, give, transfer or otherwise dispose of any or all of the Units or the constituent securities unless and until Investor has complied with all applicable provisions of federal and state securities laws.

         (f) Investor has reviewed his or her financial condition and commitments. Based upon such review, Investor is satisfied that he or she has adequate means of providing for his or her financial needs and possible contingencies as well as those of any dependents, and that he or she does not have any current or foreseeable future need for liquidity of the funds being utilized in the purchase of the Units. Investor is capable of bearing the economic risk of the investment in the Units for the indefinite future. At this time, Investor has assets or sources of income which, if taken together, are more than sufficient so that Investor could bear the risk of loss or his or her entire investment in the Units.

         (g) Investor is aware that this transaction is a "private placement" and has not been reviewed by the United States Securities and Exchange Commission or by any state securities authorities. No agency, federal or state, has passed upon the fairness or merits of this investment.

         (h) Neither this Subscription Agreement nor Investor's rights hereunder, may be assigned, sold or transferred in any manner and this Subscription Agreement may not be altered, amended or revoked without the prior written consent of the President of the Company.

The foregoing representations, warranties and covenants are true and accurate as of the date hereof and shall be true and accurate as of the date of completion of this Private Placement. If such representations and warranties shall not be true and accurate in any respect prior to completion of the Private Placement, Investor shall give written notice of such fact to the Company, specifying which representations and warranties are not true and accurate and the reasons therefor.

         4. INDEMNIFICATION. Investor acknowledges that he understands the meaning and legal consequences of the representations and warranties contained herein, and Investor hereby agrees to indemnify and hold harmless the Company, its officers, directors, management, promoters, auditors, attorneys, and representatives, and any person controlling the Company within the meaning of
Section 15 of the Act, from and against any and all claim, loss, damage, expense and liability whatsoever (including, but not limited to, any and all expenses whatsoever reasonably incurred in investigating, preparing or defending any litigation commenced or threatened or any claim whatsoever) based upon, due to or arising out of a breach of any representation or warranty or covenant of the undersigned contained in this Subscription Agreement or in the Financial Questionnaire or of any false representation by Investor.

         5. MISCELLANEOUS.

         (a) This Subscription Agreement constitutes the entire agreement between the parties with respect to the subject matter hereof and supersedes all prior negotiations and understandings which are deemed to have been merged herein. No representations were made or relied upon by either party, other than those expressly set forth herein.

         (b) This Subscription Agreement shall be amended only by a further written document. No agent, employee, or other representative of any party is empowered to alter any of the terms hereof, including specifically this Paragraph, unless done in writing and signed by both parties.

         (c) Whenever required by the context hereof: the masculine gender shall be deemed to include the feminine and neuter; and the singular number shall be deemed to include the plural. Time is expressly declared to be of the essence of this Agreement. This Agreement shall be deemed to have been mutually prepared by all parties and shall not be construed against any particular party as the draftsman. The invalidity of any one or more of the words, phrases, sentences, clauses, sections or subsections contained in this Agreement shall not affect the enforceability of the remaining portions of this Agreement or any part hereof, all of which are inserted conditionally on their being valid in law, and, in the event that any one or more of the words, phrases, sentences, clauses, sections or subsections contained in this Agreement shall be declared invalid by a court of competent jurisdiction, this Agreement shall be construed as if such invalid word or words, phrase or phrases, sentence or sentences, clause or clauses, section or sections, or subsection or subsections had not been inserted.

         (d) The validity, interpretation, and performance of this Agreement shall be controlled by and construed under the laws of the State of Nevada. Venue and jurisdiction of any controversy or claim arising out of, or relating to this Subscription Agreement, or the breach thereof, that cannot be resolved by negotiation, shall be in West Berlin, Mew Jersey USA. In any legal action or other proceeding involving, arising out of or in any way relating to this Agreement, the prevailing party shall be entitled to recover reasonable attorneys' fees, costs, and expenses of litigation.

         (e) The failure of any party to object to, or to take affirmative action with respect to, any conduct of any other party which is in violation of the terms of this Agreement shall not be construed as a waiver of such violation or breach, or of any future breach, violation, or wrongful conduct. No delay or failure by any party to exercise any right under this Agreement, and no partial or single exercise of that right, shall constitute a waiver or exhaustion of that or any other right, unless otherwise expressly provided herein.

         (f) Headings in this Subscription Agreement are for convenience only and shall not be used to interpret or construe its provisions.

         (g) This Subscription Agreement may be executed in two or more counterparts, each of which shall be deemed an original but all of which together shall constitute one and the same instrument.

         (h) The provisions of this Subscription Agreement shall be binding upon and inure to the benefit of each of the parties and their respective successors and assigns.

         (i) Investor is a bona fide resident of Ireland, Ireland is Investor's principal residence, and Investor is at least 18 years of age.

         (j) Investor understands and agrees that if Investor's subscription is accepted, Investor will be required to execute such additional documents as may be necessary to effect the issuance of the Company's Units which Investor has purchased.

         IN WITNESS WHEREOF, the undersigned has executed and delivered this Subscription Agreement this ____ day of ____________________, 2008 and requests that the securities be registered as directed on the attached sheet.

INDIVIDUAL SIGNATURE(S):

(Investor)



(Co-investor, if any)

CORPORATE SIGNATURE:

Name of Corporation:

By:

Title:

ACCEPTED: GLOBAL RESOURCE CORPORATION

By:                President

                        SECURITIES ISSUANCE INSTRUCTIONS

The Units of hereinabove subscribed Units are to be issued and registered as follows (please type or print):

NAME(s)

______________________________________________________________________________
______________________________________________________________________________

HOME
ADDRESS

___________________________________________
___________________________________________

MAILING
ADDRESS

___________________________________________
___________________________________________


PHONE (Home)___________________ (BUSINESS) ______________________

If Investor is a corporation:

SIGNATURE OF AUTHORIZED OFFICER

___________________________

FEDERAL  EIN. OF CORPORATE
PURCHASER:

___________________________

If Investor(s) are individuals:

PURCHASER'S SIGNATURE

___________________________


CO-PURCHASER'S SIGNATURE

____________________________

SOCIAL SECURITY NUMBER OF PRIMARY PURCHASER:

______________________________